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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of report: February 4, 1998




                                  PH GROUP INC.
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               (Exact Name of Registrant as Specified in Charter)



         Ohio                         0-8115                   31-0737351
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
of Incorporation)                                           Identification No.)


       2365 Scioto Harper Drive, Columbus, Ohio             43204
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      (Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code:  (614) 279-8877


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ITEM 5.  OTHER EVENTS.

This Form 8-K is being filed to update the description of the securities of the Registrant appearing in Item 14 of the Registrant's Registration Statement on Form 10 (File No. 0-8115) filed under Section 12 of the Exchange Act.

DESCRIPTION OF SECURITIES

         Pursuant to the Articles of Incorporation of the Company, as amended, the Company is authorized to issue 10,000,000 Common Shares without par value ("Common Shares"). The holders of Common Shares are entitled to receive such dividends as may be declared from time to time by the Board of Directors from funds legally available therefor and to receive, upon the liquidation, dissolution or winding up of the Company and after payment or provision for payment of the debts and other liabilities of the Company, all of the assets of the Company, on a pro rata basis. The holders of Common Shares are entitled to one vote for each share upon all matters presented or required to be presented to the shareholders of the Company. The holders of Common Shares do not have cumulative voting rights. The Articles of Incorporation, as amended, provide that no holder of Common Shares of the Company shall have any preemptive right to purchase or subscribe to any shares or the securities of the Company.

         The Code of Regulations of the Company, as amended, (the "Regulations") divides the Board of Directors of the Company into two classes with staggered terms. The classification of a Board of Directors with staggered terms can have the effect of delaying, deferring or preventing a change in control of the Company. In those years in which less than a majority of the directors are to be elected, it would not be possible for an acquiring party to elect a majority of the Board of Directors and it would in any event take two annual meetings of shareholders to elect the entire Board of Directors. In addition, the classification of directors makes the removal of incumbent management, the assumption of control by a holder of a large block of stock, tender offers, mergers and proxy contests more difficult to accomplish.

         The Regulations also permit the Board of Directors to fix the total number of directors constituting the full Board of Directors, not to exceed nine, and the numbers of directors in each class, not to exceed five. The Regulations provide that no reduction in the total number of directors or the number of directors in any class will have the effect of removing any director or reducing the term of any director. If the Board of Directors increases the number of directors in a class, it may fill the vacancy created thereby. Providing the Board of Directors with the ability to determine the number of directors serving on the Board of Directors could also make the removal of incumbent management and the assumption of control over the Company more difficult. If challenged by an attempt to gain control of the Board of Directors, the existing members of the Board of Directors could increase the number of directors on the Board of Directors and then fill the new vacancies with persons who are allied with the existing Board of Directors. Accordingly, allowing the Board of Directors to increase the number of directors could delay, defer or prevent a change in control.

ITEM 7.  EXHIBITS.

         The following Exhibits are filed as part of this Form 8-K:

     (4)  Instruments Defining the Rights of Security Holders.

         4.1. See Articles III, IV, V and VI of the Articles of Incorporation of the Registrant, as amended (Amended and Restated for Exhibit purposes and incorporated by reference to
                  Exhibit 3.1 of Registrant's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 1997 (Commission File No. 0-8115)).

         4.2. See Article I, Sections 1(F), 2 and 3 of Article II, Article IV and Sections 1 and 3 of Article V of the Company's Amended and Restated Code of Regulations (incorporated by reference to Exhibit 3.2 of Registrant's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 1997 (Commission File No. 0-8115)).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                              PH GROUP INC.



Date:  February 3, 1998                       /s/ Charles T. Sherman
                                              --------------------------------
                                              Name:  Charles T. Sherman
                                              Title:  President



                                 EXHIBITS INDEX
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
EXHIBIT                                                                                PAGE NUMBER
-------                                                                                -----------

4.1.      See Articles III, IV, V and VI of the Articles of Incorporation of the
          Registrant, as amended (Amended and Restated for Exhibit purposes and incorporated by reference to Exhibit 3.1 of Registrant's Quarterly
          Report on Form 10-QSB for the quarterly period ended March 31, 1997
          (Commission File No. 0-8115)).                                                    *

4.2.      See Article I, Sections 1(F), 2 and 3 of Article II, Article IV and
          Sections 1 and 3 of Article V of the Company's Amended and Restated
          Code of Regulations (incorporated by reference to Exhibit 3.2 of
          Registrant's Quarterly Report on Form 10-QSB for the quarterly period
          ended March 31, 1997 (Commission File No. 0-8115)).                               *


*    Incorporated by reference.



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